

CORPORATE PRESENTATION

TRIANGLE PETROLEUM CORPORATION

February 2014

FORWARD LOOKING STATEMENTS

The information presented in this presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. Factors that could cause actual results to differ materially from the results contemplated by the forward-looking statements include, but are not limited to, the risks discussed in the Company's annual report on Form 10-K for the fiscal year ended January 31, 2013 and its other filings with the Securities and Exchange Commission. The forward-looking statements in this presentation are made as of the date of this presentation, and the Company undertakes no obligation to update any forward-looking statement as a result of new information, future developments, or otherwise.

Table of Contents

TRIANGLE
PETROLEUM CORPORATION

BUSINESS OVERVIEW

TRIANGLE PETROLEUM CORPORATION OVERVIEW

TRIANGLE PETROLEUM CORPORATION

TPC wholly owned E&P subsidiary

TUSA

- Growth oriented E&P company focused on the Williston Basin
- ~94,000 net acres with production rate of 7,400+ Boepd[(1)] and proved reserves of 32.5 MMBoe
- 45,000 net acres predominantly in core areas of McKenzie / Williams Counties (66% operated)
- Drilling program consists of running 3 full-time operated rigs, increasing to 4 in Q1 FY'15 (Feb – Apr '14)

TPC wholly owned energy services subsidiary

RockPile ENERGY SERVICES

- Hydraulic pressure pumping and well completion services
- Provides greater control over Triangle's largest cost center
- ~53% of completion jobs since inception through Q3 FY'14 performed for third parties

TPC owns 50% of G.P. and 30% of L.P.[(2)]

CALIBER MIDSTREAM

- Gathering, transportation, treating and processing services
- JV with First Reserve Energy Infrastructure Fund
- Benefits include reducing costs and improving efficiency
- All segments of the system expected to be in service by Q2 FY'15 (ended July '14)

(1) Net sold volumes based on a 21-day average effective December 5, 2013.
(2) Triangle pro forma ownership of L.P. to increase to 32% from 30% on Phase II in-service date.
Note: Triangle Petroleum Corporation's Fiscal Year 2015 ends January 31, 2015

KEY INVESTMENT HIGHLIGHTS

SUBSTANTIAL GROWTH IN OPERATED PRODUCTION AND RESERVES

- Production and reserves have increased 390% and 293%,respectively, year over year
  - 59% increased production rate from Q2 FY'14 to Q3 FY'14
- Company continues to increase operated production while reducing costs

OIL-FOCUSED WILLISTON BASIN OPERATOR

- ~94,000 net acres; 32,529 MBoe proved reserves (85% oil; 46% proved developed)
- Focused on increasing scale through selective bolt-on acquisitions and trades in core area
- Contiguous acreage position above the Bakken and Three Forks Formations, which are estimated to contain ~7.4 billion barrels of recoverable oil[1]

DISCIPLINED MANAGERS AND EXPERIENCED OPERATORS

- Disciplined management approach supported by a team with a proven blend of technical, operational, commercial, financial, land, and regulatory experience
- Key members of the technical and operations team each have 10 to 35 years of oil and gas experience

INTEGRATED AND EFFICIENT DEVELOPMENT MODEL

- Reduces reliance on third-party service providers; relieves infrastructure constraints
- Recovers value-leakage to critical supply chain services
- Increasing the number of wells on each location to achieve maximum reservoir recovery
- Triangle has deployed ~$60 million of cash to its non-E&P subsidiaries, representing only 8% of total capital invested[2]

STRONG FINANCIAL POSITION

- $340 million in total lending facilities with $275 million in liquidity as of 10/31/13[3][4]
- Conservative financial approach with focus on protecting cash flow through hedging
  - ~4,500 Bopd hedged for FY2014 and ~1,400 Bopd for FY2015 [5]
- Top-tier private equity partners (NGP, First Reserve and TIAA Oil & Gas Investments)

(1) *United States Geological Survey (USGS) published on April 30,2013.*
(2) *Since current management turn-around beginning in 2010 through October 31, 2013.*
(3) *Pro forma for borrowing base increase on January 13, 2014 to $320mm from $275mm. Next redetermination in April 2014.*
(4) *$320mm TUSA reserve based lending facility. $20mm RPES lending facility.*
(5) *As of February 10, 2014.*

SIGNIFICANT OPERATED PRODUCTION AND RESERVES GROWTH

NET SOLD PRODUCTION VOLUMES (BOEPD)


FY2015 Avg. Daily Production Guidance(1)
9,500 – 10,500 Boepd (FY2014 Guidance 4,750 – 5,350 Boepd)
Net Sales Volumes (Boepd)
Operated Rig Count
Completed first operated well in May 2012
RockPile completed first well August 2012
Caliber generates first revenues
Previously 7,000 – 8,000 Boepd
450
616
696
1,120
1,389
2,098
2,714
4,287
6,804
8,500
7,500
11,500
10,500
Q3 FY'12
Q4 FY'12
Q1 FY'13
Q2 FY'13
Q3 FY'13
Q4 FY'13
Q1 FY'14
Q2 FY'14
Q3 FY'14
Q4 FY'14E Exit(2)
2nd Half FY'15(1)
Actual Production
Guidance Low Case
Guidance High Case
Avg. Rig Count

PROVED RESERVES (MBOE)


(Mboe)
1,477 (17% PDP)
2,000 (39% PDP)
7,044 (30% PDP)
8,278 (38% PDP)
14,637 (45% PDP)
16,050 (41% PDP)
22,080 (45% PDP)
32,529 (46% PDP)
Q4 FY'12
Q1 FY'13
Q2 FY'13
Q3 FY'13
Q4 FY'13
Q1 FY'14
Q2 FY'14
Q3 FY'14
PDP Reserves
PUD Reserves

OPERATED VS. NON-OPERATED VOLUMES


% of Total Sold Volumes
100%
64%
36%
45%
55%
31%
69%
30%
70%
35%
65%
22%
78%
Q1 FY'13
Q2 FY'13
Q3 FY'13
Q4 FY'13
Q1 FY'14
Q2 FY'14
Q3 FY'14
Operated Volumes
Non-Operated Volumes

(1) *FY2015 and 2nd Half FY2015 production guidance issued on January 21, 2014. Revised FY2014 production guidance issued on August 6, 2013.*

(2) *Revised Q4 FY'14E exit rate guidance issued on December 9, 2013. Previous Q4 FY'14E exit rate guidance (7,000 – 8,000 Boepd) issued on August 6. Will be calculated using a 21-day average.*

TRIANGLE PETROLEUM CORPORATION

OPERATIONAL OVERVIEW

TRIANGLE
PETROLEUM CORPORATION

TRIANGLE USA CORE AREA – MCKENZIE AND WILLIAMS COUNTIES

RECENT DEVELOPMENTS

- 52 gross operated wells currently producing and 5 wells waiting on completion(1)
- Over 80% of operated producing wells currently hooked up to gas sales, as compared to 0% at the end of Q1 FY'14(1)
- Recent downspacing test indicates potential for 8 – 12+ locations per DSU
  - Nearby operator undergoing 12 and 16 well density test in a single DSU targeting the Middle

DETAILS	TPLM CORE
Net Acreage	~45,000
Percent Operated (%)(2)	66%
Percent Held By Production (%)	71%
OPERATED DSUs(2)	42
TOTAL OPERATED DRILLING LOCATIONS(3)	336 - 630

ASSET MAP WITH DOWNSPACING AND THREE FORKS ACTIVITY


MONTANA
NORTH DAKOTA
WILLIAMS
SHERIDAN
BURKE
MCKENZIE
DUNN
Select Tests
1) KOG
2) OAS
3) CLR
4) CLR
5) OAS
6) OAS
7) WLL
8) KOG
TPLM Acreage
TPLM Operated DSU
Bakken & Three Forks Density Test
Select Lower Three Forks Wells

(1) As of February 10, 2014.
(2) Triangle's operatorship in North Dakota has been confirmed through title. In eastern Montana, operated assumes 30% or greater working interest.
(3) Base Case based upon 6 Bakken Shale and 2 Three Forks wells per DSU; Upside Case based upon 8 Bakken shale and 7 Lower Bakken and Three Forks wells per DSU, supported by a recent 16-well density test in southern Williams County.

TRIANGLE PETROLEUM CORPORATION

DRILLING AND PRODUCTION PROFILE

TUSA OPERATED WELLS COMPLETED (GROSS VS. NET)(1)


Wells Completed
10
8
6
4
2
0
5.0
2.5
5.0
2.7
6.0
4.7
5.0
4.3
8.0
6.0
9.0
6.3
Q2 FY'13
Q3 FY'13
Q4 FY'13
Q1 FY'14
Q2 FY'14
Q3 FY'14
Gross Operated Completions
Net Operated Completions

HIGHLIGHTS

- Decreasing spud to total depth days; average of 23 days for Q3 FY'14 versus 28 days for Q3 FY'13
- Targeting \$9.0 - \$9.5 million AFE costs(2)
  - Efficiencies related to pad drilling
  - Caliber reduces pad equipment on site
  - Reducing time drilling rig spends on location

AVERAGE SPUD TO TOTAL DEPTH DRILLED DAYS(1)


Days
30
25
20
15
10
5
0
28
29
27
23
23
Q3 FY'13
Q4 FY'13
Q1 FY'14
Q2 FY'14
Q3 FY'14

Q3 FY'14 SOLD VOLUMES PRODUCTION MIX(3)


Crude Oil
Natural Gas
NGLs
5%
4%
91%

(1) Spud to total depth drilled days excludes days when rig is batch drilling adjacent well.
(2) Includes \$1.2 mm average RockPile and other eliminations and effects of Triangle-RockPile master service agreement renegotiation.
(3) Excludes produced volumes of gas not being sold.

TRIANGLE PETROLEUM CORPORATION

E&P REDUCING COSTS, INCREASING MARGINS

HIGHLIGHTS

- Anticipate improvement in differential and increase in realized oil price once Caliber's crude oil pipeline system to Alexander, ND is fully in service by Q2 FY'15 (ended July 31, 2014)
- Incremental line power connections to core McKenzie County operations reduced Q3 FY'14 LOE by ~2%

OPERATED WELL PERFORMANCE[1]


Q3 FY'14
849
758
532
Q2 FY'14
674
558
499
Q1 FY'14
549
470
436
Q4 FY'13
517
437
389
0
200
400
600
800
1,000
Boepd
30-Day IP Rate
60-Day IP Rate
90-Day IP Rate

UNHEDGED CASH MARGIN[2]


Realized Price ($ / Boe)
Completed first operated well in May 2012
$71.73
$81.72
$85.44
$87.20
$87.83
$88.63
70%
16%
3%
11%
60%
15%
14%
12%
61%
17%
10%
11%
71%
7%
11%
12%
76%
5%
8%
11%
74%
4%
11%
11%
Unhedged Cash Margin
E&P Cash G&A(3)
Production Expenses
Production Taxes
Q2 FY'13
Q3 FY'13
Q4 FY'13
Q1 FY'14
Q2 FY'14
Q3 FY'14

(1) *Does not include five producing operated wells acquired in the Aggregate Acquisitions announced in August 2013.*

(2) *Unhedged Cash Margin represents oil and natural gas revenues less i) E&P cash G&A ii) lease operating expenses, iii) gathering, transportation, and processing expenses and iv) oil and natural gas production taxes.*

(3) *Excludes Pressure Pumping & Related Services G&A and Corporate & Other G&A; reference Note 3 – Segment Reporting in our Q3 FY'14 Form 10-Q for additional details.*

__RockPile Energy Services, LLC__ is focused on providing "Best in Class" pressure pumping and ancillary services in the Williston Basin

EXPANDING CAPACITY AND CAPABILITIES

- Adding third pressure pumping spread in Q2 FY'15; fully operational (24 hour shifts) Q3 FY'15
- Increased third party well completions by 90% from Q2 FY'14 to Q3 FY'14
- Q3 FY'14 first full quarter operating two 24-hour spreads
- Backlog of approximately 21 wells, including 11 for third party operators at Q3 FY'14 end
- To date, completed jobs for six third party operators
- Increased scale by adding workover units and additional cased wireline units to the basket of product offerings
- Estimate cash dividends issued to Triangle totaling $25 - $30 million in FY2015

GROSS WELLS COMPLETED


Wells Completed
Horsepower
35
30
25
20
15
10
5
0
40,000
30,000
20,000
10,000
-
1
6
1
5
10
4
6
10
5
5
18
10
8
28
19
9
Q2 FY'13
Q3 FY'13
Q4 FY'13
Q1 FY'14
Q2 FY'14
Q3 FY'14
Triangle Wells
Third Party Wells
Horsepower

CONSOLIDATED ELIMINATION SINCE INCEPTION

Net Income Eliminated Since Inception through Q3 FY'14 ($mm)(1)	RPES-Triangle Completed Wells through Q3 FY'14	Avg. Well Cost Reduced per Triangle Well ($mm)
$40.6	34	$1.2

(1) *Reference "Segment Reporting" tables in company financial statements and presentation appendix.*

CALIBER MIDSTREAM

***Caliber Midstream Partners, LP** is focused on providing gathering, transportation and processing in the Williston Basin*

CALIBER MIDSTREAM


INTERCONNECT
CALIBER CENTRAL FACILTY
McKenzie
Alexander Market Center (Enbridge)
Caliber Central Facility
Lewis SWD
ONEOK (NGL)
Caliber System
Northern Border (Dry Gas)
WAWSA
Enbridge (Crude)
Triangle Phase I DSU's
Triangle Phase II DSU's

- All business lines are currently operational, with the natural gas processing facility set to begin service in Q1 FY'15 (ending April 30, 2014)
- The completion of Phase II by the end of Q2 FY'15 will enable crude oil to flow through to the Alexander Market Center, which will provide additional marketing optionality due to offtake via multiple pipelines and/or rail
- Estimate cash dividends issued to Triangle totaling $10 - $15 million in FY2015

CONSTRUCTION UPDATE

SERVICE LINE	PIPE LAID (MILES)	% COMPLETE
Crude Gathering & Transportation	20	~31%
Natural Gas Gathering	26	100%
Natural Gas Transportation(1)	3	100%
Produced Water Transportation	19	~32%
Freshwater & Maintenance Water Delivery	22	~36%

CAPITAL STRUCTURE

- Triangle has a 30% ownership stake(2), but can earn up to 50% subject to the performance of the business(3)

Source: Triangle Petroleum Corporation and North Dakota Industrial Commission, 2013
(1) Transportation of residue to Northern Border.
(2) Triangle pro forma ownership of L.P. to increase to 32% from 30% on Phase II in-service date.
(3) Assumes all Series A warrants exercised into Class A units.

TRIANGLE PETROLEUM CORPORATION

FINANCIAL OVERVIEW

TRIANGLE
PETROLEUM CORPORATION

STAND-ALONE BUSINESS SEGMENT FINANCIAL RESULTS

TUSA HISTORICAL REVENUE(1)


Revenue ($mm)
$60.0
$40.0
$20.0
$0.0
$7.5
$10.4
$16.8
$21.1
$34.6
$55.5
Q2 FY'13
Q3 FY'13
Q4 FY'13
Q1 FY'14
Q2 FY'14
Q3 FY'14

TUSA HISTORICAL ADJUSTED EBITDA(2)


EBITDA ($mm)
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$3.3
$6.8
$10.1
$14.9
$26.3
$40.5
Q2 FY'13
Q3 FY'13
Q4 FY'13
Q1 FY'14
Q2 FY'14
Q3 FY'14

RPES HISTORICAL REVENUE(1)


Revenue ($mm)
$60.0
$40.0
$20.0
$0.0
$8.1
$23.9
$25.2
$26.9
$44.3
$66.0
Q2 FY'13
Q3 FY'13
Q4 FY'13
Q1 FY'14
Q2 FY'14
Q3 FY'14

RPES HISTORICAL ADJUSTED EBITDA(2)


EBITDA ($mm)
$20.0
$15.0
$10.0
$5.0
$0.0
$0.1
$5.9
$6.3
$5.8
$11.5
$13.0
Q2 FY'13
Q3 FY'13
Q4 FY'13
Q1 FY'14
Q2 FY'14
Q3 FY'14

CLBR HISTORICAL REVENUE(1)


Revenue ($mm)
$3.0
$2.0
$1.0
$0.0
NA
NA
NA
$0.9
$1.1
$1.2
Q2 FY'13
Q3 FY'13
Q4 FY'13
Q1 FY'14
Q2 FY'14
Q3 FY'14

CLBR HISTORICAL ADJUSTED EBITDA(2)


EBITDA ($mm)
$3.0
$2.0
$1.0
$0.0
NA
NA
NA
$0.6
$0.7
$0.6
Q2 FY'13
Q3 FY'13
Q4 FY'13
Q1 FY'14
Q2 FY'14
Q3 FY'14

Note: TUSA, RPES and CLBR show stand-alone historical revenue and EBITDA
**Footnotes (1) and (2) describing segment information and non-GAAP measures are located at the back of the Appendix.*
**Caliber financial results net to Triangle's 30% ownership stake.*

TRIANGLE PETROLEUM CORPORATION

CURRENT POSITION

CURRENT POSITION

Share Price *(as of February 14, 2014)*	$7.98
90-day % Change	-26.4%
Basic Shares Outstanding (mm)[1]	85.6
Market Capitalization ($mm)	$683
Total Debt *($mm, as of October 31, 2013)*[1]	$171

LIQUIDITY PROFILE ($MM)

Total Cash *(as of October 31, 2013)*	$100
TUSA Credit Facility Availability *(as of October 31, 2013)*[2][3]	$169
RPES Credit Facility Availability *(as of October 31, 2013)*	$6
Total Liquidity	$275

KEY HIGHLIGHTS

- Conservative leverage profile
  - Reduced debt to annualized EBITDA to 1.1x in Q3 FY'14 from 1.2x in Q2 FY'14[1]
- TUSA borrowing base recently increased to $320 million from $275 million; next quarterly redetermination April 2014[3]
- Active hedging program in place with barrels hedged through CY '15

TOTAL CURRENT AND POTENTIAL DILUTED OWNERSHIP[4][5]


Officers, Directors, & Employees 9%
Public 91%

Note: Dollars in U.S. millions, except per share data

(1) Does not include $120mm convertible note with a 5% cashless coupon per annum convertible into Triangle stock at $8.00 per share; no financial covenants. Potentially dilutive into approximately 16.0 million shares of Triangle common stock.

(2) Pro forma for increase in TUSA borrowing base from $275mm to $320mm

(3) Redetermination effective January 13, 2014.

(4) Common stock ownership as of February 10, 2014. Includes all outstanding insider shares, options, and unvested employee RSUs as of October 31, 2013.

(5) Includes $120mm convertible note as of October 31, 2013. Potentially dilutive into approximately 16.0 million shares of Triangle common stock.

STAND-ALONE CAPITAL BUDGET FOR FY2015 (ENDED JANUARY 31, 2015)

BUDGET DETAIL

Capital Expenses	FY2015 Budget ($mm)
E&P Operated Drilling Program(1)	$360
E&P Non-Operated Drilling Program	45
Station Prospect(2)	10
E&P Land Spend(3)	50
RockPile	20
Infrastructure and Other	25
Total	**$510**

BUDGET ALLOCATION



Infrastructure and Other ~5%
RockPile ~4%
E&P Land Spend ~10%
Station Prospect ~2%
E&P Non-Operated Drilling Program ~9%
E&P Operated Drilling Program ~71%

FY2015 BUDGET HIGHLIGHTS

- Drilling program consists of 3 full-time operated rigs increasing to 4 rigs in Q1 FY'15
- Spud 46 to 50 gross operated wells
- Complete 42 to 46 gross operated wells
- Anticipate delivery of third RockPile pressure pumping spread in Q2 FY'15

(1) *E&P Operated Drilling Program does not include the RockPile and other eliminations that reduce capital expenditures at the Triangle Parent Company level. Actual E&P operated incurred capex will be lower by eliminations. FY2014 YTD eliminations of $29 million.*
(2) *Capital to be allocated towards the acquisition of seismic data and to drill and complete 3 – 4 exploratory wells.*
(3) *Guidance assumes E&P Land Spend includes acquisition of undeveloped acreage, not proved developed reserves or production.*

TRIANGLE PETROLEUM CORPORATION

STAND-ALONE BUSINESS SEGMENT GUIDANCE

TUSA | RockPile Energy Services | Caliber Midstream

	TUSA Stand-alone[1]		RPES Stand-alone[2]		CLBR Stand-alone[3]	
Period	Revenue ($mm)	Adj. EBITDA ($mm)	Revenue ($mm)	Adj. EBITDA ($mm)	Revenue	Adj. EBITDA ($mm)
2H FY'15	$155 - $170	$105 - $115	$170 - $200	$39 - $47	$10 - $12	$7 - $8
2H FY'15 Ann.	$310 - $340	$210 - $230	$340 - $400	$78 - $94	$20 - $24	$14 - $16
FY2015	$275 - $310	$190 - $210	$300 - $340	$63 - $75	$17 - $21	$13 - $15
FY2014	$140 - $154	$96 - $110	$185 - $202	$42 - $49	$7.2 - $8.0	$5.2 - $5.8

FY2015 CONSOLIDATED FINANCIALS

- The following items must also be considered for the consolidated financials:

ITEM	DESCRIPTION	($MM)
Consolidated Triangle Parent Company ("TPC") G&A	Incremental corporate level G&A expense	$11 – 14
Consolidated TPC Stock-Based Compensation	Incremental corporate level SBC expense	$8 – 11
Consolidated Book Taxes	Book tax expense (cash tax expense of ~$0)	$30 – 35
Intercompany Eliminations	Estimated based upon historical eliminations[4]	$40 – 50
Caliber EBITDA	No consolidated contribution of Caliber due to intracompany eliminations	–

**Footnotes (1) and (2) describing segment information and non-GAAP measures are located at the back of the Appendix*
(1) Assumes TUSA transition to a 4 rig operated program during Q1 FY'15 (ended April 30, 2014).
(2) Assumes 30 stages per well. Assumes third spread fully operational in Q3 FY'15 (ended October 31, 2014).
(3) FY'15 guidance net to Triangle's 32% future ownership stake in Caliber.
(4) Total estimated elimination calculated using FY2015 midpoint of TUSA gross well completions, 44, multiplied by average elimination per well to date of $1.2 million

RISK MANAGEMENT

KEY HIGHLIGHTS

- Actively hedging to protect present and future cash flows through the use of zero cost collars and swaps
  - Ability to hedge up to 85% of expected production over next 18 – 24 months

HEDGE POSITION


5,000
4,000
3,000
2,000
1,000
-
Bopd
Costless Collar Volume
Swap Volume
FY'15 Collars
~$100 Ceiling
~$85 Floor
~3,300
FY'15 Swaps
~$96 Fixed
~1,200
FY'16 Collars
~$96 Ceiling
~$80 Floor
~1,400
FY'15
FY'16

CURRENT HEDGES (BOPD)


8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Q3 FY'14 Production: 6,804 Boepd
2,880
3,716
1,593
3,515
332
3,250
2,660
1,500
1,500
1,500
995
Q1 FY'15
Q2 FY'15
Q3 FY'15
Q4 FY'15
Q1 FY'16
Q2 FY'16
Q3 FY'16
Q4 FY'16
Costless Collar Volume
Swap Volume
Q3 FY'14 Production

*As of February 10, 2014.

TRIANGLE PETROLEUM CORPORATION

APPENDIX

a) RockPile: Vertical Integration Profile
b) Caliber: Vertical Integration Profile
c) Montana – Station Prospect
d) Historical Financials

TRIANGLE
PETROLEUM CORPORATION

ROCKPILE: VERTICAL INTEGRATION PROFILE

ROCKPILE'S BENEFIT TO TRIANGLE

- Control 100% of largest E&P cost center
- Maintain greater control over completion schedules, quality and pay cycles
- Third-party completions boost consolidated revenues and earnings; goal to achieve $100 million in stand-alone EBITDA and 75% third-party business
- Potential distributions from subsidiary back to TPC to be reinvested in highest return investments

ROCKPILE ELIMINATIONS PER WELL FY'14 YTD



Net Income Elimination
Capex Reduction / Well
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
($mm)
$2.0
$1.5
$1.0
$0.5
Elimination / Well ($mm)
$5.2
$9.9
$11.2
$1.0
$1.2
$1.2
Q1 FY'14
Q2 FY'14
Q3 FY'14

YEAR TO DATE STAND-ALONE FINANCIALS(1)(2)



$70
$60
$50
$40
$30
$20
$10
$0
($mm)
Revenue
Adj. EBITDA
Net Income
$27
$6
$4
$44
$11
$10
$66
$13
$10
Q1 FY'14
Q2 FY'14
Q3 FY'14

ROCKPILE IMPLIED VALUATION

Peer Average 2014E EV / EBITDA(3)(4)	5.3x
RPES 2H FY'15 Ann. EBITDA Midpoint(1)	$86mm
RPES Valuation	$456mm
Basic Shares Outstanding (mm)	85.6
Valuation Per TPC Share	**$5.32**

(1) *Does not match consolidated financials. Reference "Segment Reporting and Non-GAAP Measures" tables in company financial statements and presentation appendix.*
(2) *Since inception, RockPile has not made a meaningful contribution to net income on a consolidated basis.*
(3) *Peer Group: BAS, CDI-T, CFW-T, CJES, ESI-T, FES, HP, KEG, NBR, NR, PDS, PES, PTEN, RES, SPN, SVY-T, TDG-T, WRG-V, XDC-T.*
(4) *Data as of February 14, 2014. Source: Bloomberg.*

TRIANGLE PETROLEUM CORPORATION

CALIBER: VERTICAL INTEGRATION PROFILE

CALIBER'S BENEFIT TO TRIANGLE

- Secured long term gas and crude oil gathering and takeaway capacity at market rates in the Williston Basin
- Potential to i) capture value for gas previously flared, ii) increase realized prices by increasing optionality and iii) improve differential
- Reduces cost to TPC by recapturing ~36% of TUSA midstream expenses
- Potential distributions from subsidiary back to TPC to be reinvested in highest return investments

IMPACT ON CONSOLIDATED FINANCIALS

- In FY2015, anticipate no gain from equity investment due to elimination, and no debt consolidation due to equity ownership

CALIBER IMPLIED VALUATION

Peer Average 2014E EV / EBITDA(1)(2)(3)	12.3x
CLBR 2H FY'15 Ann. EBITDA Midpoint(1)	$15mm
CLBR Valuation	$185mm
Basic Shares Outstanding (mm)	85.6
Valuation Per TPC Share	**$2.16**



(1) *See "Use of Segment Information and Non-GAAP Measures" in the Appendix.*
(2) *Peer Group: ACMP, AMID, APL, BKEP, CMLP, DPM, HEP, MMLP, MWE, NGLS, RGP, RRMS, SMLP, SXE, TCP, TLLP, TLP, WES, XTEX.*
(3) *Data as of February 14, 2014. Source: Bloomberg.*

TRIANGLE PETROLEUM CORPORATION

MONTANA – STATION PROSPECT



Samson Resources
Riva Ridge 33-56H MB
Riva Ridge 0607-2H TF
Sagebrush Resources
SBR 1-36H
DANIELS
SHERIDAN
Southwestern Energy
Bedwell 1H
Whiting Petroleum
Gronlie Farms 24-20
Whiting Petroleum
Olson 21-28
Brigham Beck 15-101-H
Samson Oil & Gas
Australia III
ROOSEVELT
Whiting Petroleum
French 21-26
Samson Oil & Gas
Gretel II
Brigham Rogney 17-8-1-H
Samson Oil & Gas
Australia II
Continental Resources
Abercrombie 1-10H
MCCONE
RICHLAND
Samson Oil & Gas
Australia IV
TPLM Operated DSU
TPLM Acreage
Select Wells
County

DETAILS

- ~50,000 net acres; 65% operated
- Potential Drilling Inventory: 360 operated locations
- Allocating $10 million to acquire seismic data and drill and complete 3 – 4 exploratory wells in FY2015

KEY HIGHLIGHTS

- Industry activity continues in offsetting townships
- Ongoing exploration programs for Bakken and Three Forks
- New exploration program for conventional Red River initiated by peer operator
- Long-term leasehold allows a "wait-and-see" approach
- Asset provides substantial exploration upside for unconventional and conventional accumulations

Source: Triangle Petroleum Corporation and Montana Board of Oil and Gas, 2013.

Q3' FY14 CONSOLIDATED INCOME STATEMENT

	Three Months Ended October 31, 2013	2012
Revenues		
Total revenues	$ 88,549	$ 21,300
Costs and Expenses		
Oil and gas operating expenses (incl. production taxes)	13,030	2,678
Pressure-pumping and related services[1]	29,164	8,881
Depreciation and amortization	18,609	3,984
Corporate and Other stock-based compensation	1,981	905
E&P stock-based compensation	328	602
RPES stock-based compensation	148	-
Corporate and Other cash G&A expenses	2,605	1,595
E&P cash G&A expenses	2,346	1,588
RPES cash G&A expenses	3,150	1,685
Total operating expenses	71,361	21,918
Operating Income (Loss)	17,188	(618)
Gain (loss) from derivative activities	2,123	1,401
Interest expense	(1,993)	(1,430)
Interest income	53	25
Other income (expense)	(13)	(50)
Total other income (expense)	170	(54)
Net Income Before Income Taxes	17,358	(672)
Income tax provision	-	-
Net Income (Loss)	$ 17,358	$ (672)
Noncontrolling interest's net loss share	-	73
Net Income (Loss) Attributable to Common Stockholders	$ 17,358	$ (599)
Net income (loss) per common		
Basic	$ 0.22	$ (0.01)
Diluted[2]	$ 0.20	$ (0.01)
Adjusted Net income (loss) per common[3]		
Basic	$ 0.19	$ (0.05)
Diluted[2]	$ 0.18	$ (0.05)
Weighted average common shares		
Basic	79,059	44,327
Diluted	96,041	44,327

(1) Includes intercompany eliminations; reference Note 3 – Segment Reporting in our Q3 FY'14 Form 10-Q for additional details.
(2) Includes interest expense add-back of $1.6 million related to outstanding convertible notes.
(3) See "Use of Segment Information and Non-GAAP Measures" and "Adjusted Net Income Reconciliation" in the Appendix.

CONSOLIDATED ADJUSTED NET INCOME RECONCILIATION

	Q3 fiscal 2014	Q3 fiscal 2013
Net income (loss) as reported	$ 17,358	$ (599)
(Gain) loss on derivative activities	(2,123)	(1,401)
(Income) loss on investment in marketable securities	12	-
Adjusted net income (loss)	$ 15,247	$ (2,000)
Adjusted net income (loss) per common		
Basic	$ 0.19	$ (0.05)
Diluted(1)	$ 0.18	$ (0.05)
Weighted average common shares		
Basic	79,059	44,327
Diluted	96,041	44,327

STAND-ALONE BUSINESS SEGMENT ADJUSTED EBITDA RECONCILIATION

	Q3 fiscal 2014	Q2 fiscal 2014
Net income (loss)	$ 24,471	$ 11,692
Depreciation and amortization	16,829	10,111
Interest expense (income)	584	437
Stock-based compensation	328	247
Accretion of asset retirement obligations	983	9
Unrealized (gain) loss on derivative activities	(2,726)	2,806
(Income) loss on investment in marketable securities	12	(581)
Adjusted-EBITDA	$ 40,482	$ 24,721

	Q3 fiscal 2014	Q2 fiscal 2014
Net income (loss)	$ 9,984	$ 9,554
DD&A	2,635	1,600
Stock-based compensation	148	99
Interest Expense	242	216
Adjusted-EBITDA	$ 13,009	$ 11,469

	Q3 fiscal 2014	Q2 fiscal 2014
Net income (loss)	$ 384	$ 697
Depreciation	242	33
Adjusted-EBITDA	$ 626	$ 730

(1) Includes interest expense add-back of $1.6 million related to outstanding convertible notes.
**Adjusted-EBITDA does not include TPC (parent company) cash G&A expense of $2.6 million*
**See "Use of Segment Information and Non-GAAP Measures" in the back of the Appendix for disclosures*
**Caliber Adjusted-EBITDA represents Triangle's 30% ownership share of the partnership, before intracompany elimination*

Q3' FY14 INTERSEGMENT TABLE

	Exploration and Production	RockPile's Pressure Pumping and Other Services	Corporate and Other[1]	Eliminations and Other	Consolidated Total
Revenues					
Oil and natural gas sales	$ 55,477	$ -	$ -	$ -	$ 55,477
Pressure pumping and related services for third parties	-	33,499	-	(427)	33,072
Intersegment revenues	-	32,499	-	(32,499)	-
Other	-	-	183	(183)	-
Total revenues	55,477	65,998	183	(33,109)	88,549
Costs and Expenses					
Prod. taxes, LOE, and other expenses	13,030	-	-	-	13,030
Depletion, depreciation and amortization	16,829	2,635	165	(1,020)	18,609
Pressure pumping	-	49,839	-	(20,675)	29,164
General and administrative	2,674	3,298	4,586	-	10,558
Total operating expenses	32,533	55,772	4,751	(21,695)	71,361
Income (loss) from operations	22,944	10,226	(4,568)	(11,414) [2]	17,188
Other income (expense)	1,527	(242)	(731)	(384) [3]	170
Net income (loss) before income taxes	$ 24,471	$ 9,984	$ (5,299)	$ (11,798)	$ 17,358

(a) Corporate and Other includes our corporate office and several subsidiaries that management does not consider in the exploration and production or pressure pumping segments. These subsidiaries have limited activity.

(b) $11.4 million RPES and other services consolidated elimination results in a $11.4 million reduction in oil and natural gas property expenditures.

(c) $0.4 million CLBR intracompany elimination results in a $0.4 million reduction in oil and natural gas property expenditures.

*Reference Note 3 – Segment Reporting in our Q3 fiscal 2014 Form 10-Q for additional details

(1) Corporate and Other includes the corporate office and several subsidiaries that management does not consider in the exploration and production or pressure pumping segments. These subsidiaries have limited activity.

(2) $11.4 million RPES and other services consolidated elimination results in a $11.4 million reduction in oil and natural gas property expenditures.

(3) $0.4 million CLBR intracompany elimination results in a $0.4 million reduction in oil and natural gas property expenditures.

**Reference Note 3 – Segment Reporting in our Q3 FY'14 Form 10-Q for additional details*

USE OF SEGMENT INFORMATION AND NON-GAAP MEASURES

1) The Company often provides financial metrics for each of Triangle's three segments of operation. Revenues for each segment are disclosed in notes to the financial statements contained in the Company's Form 10-K and Form 10-Q filings, but the sum of those unconsolidated revenues differs from Triangle's consolidated revenues for the corresponding reporting period. Triangle's consolidated revenues would reflect segment revenues reduced for intracompany sales (i.e. for RockPile services to Triangle's E&P segment).

Triangle also believes that unconsolidated segment revenue assists investors in measuring RockPile's performance as a stand-alone company without eliminating, on a consolidated basis, certain revenues attributable to completion services for Triangle's economic interests in new wells operated by Triangle.

2) EBITDA represents income before interest expense, income taxes, depreciation and amortization. EBITDA is not a calculation based upon generally accepted accounting principles in the U.S. ("GAAP"). Triangle has presented ranges of anticipated EBITDA, by segment, because it regularly reviews EBITDA by segment as a measure of the segment's operating performance. Triangle also believes EBITDA assists investors in comparing segment performance on a consistent basis without regard to interest expense, income taxes, depreciation and amortization, which can vary significantly depending upon many factors. Most of Triangle's consolidated interest expense relates to debt of the consolidated parent.

The total of EBITDA by segment is not indicative of Triangle's consolidated EBITDA, which reflects other matters such as (i) additional parent administrative costs, (ii) the aforementioned intracompany eliminations, and (iii) the use of the equity method, rather than consolidation, for Triangle's investment in Caliber. The EBITDA measures presented in the Tables may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

3) Adjusted net income (loss) is defined as net income (loss) applicable to common stockholders Adjusted to exclude certain charges or amounts in order to provide users of this financial information with additional meaningful comparisons between current results and the results of prior periods. We present this measure because (i) it is consistent with the manner in which the Company's performance is measured relative to the performance of its peers, (ii) this measure is more comparable to earnings estimates provided by securities analysts, and (iii) charges or amounts excluded cannot be reasonably estimated and guidance provided by the company excludes information regarding these types of items. These Adjusted amounts are not a measure of financial performance under GAAP. We believe that net income (loss) is the performance measure calculated and presented in accordance with GAAP that is most directly comparable to Adjusted net income (loss).